EXECUTION VERSION

CHEYENNE LIGHT, FUEL AND POWER COMPANY
TO
WELLS FARGO BANK, NATIONAL ASSOCIATION
AS TRUSTEE
____________
Second Supplemental Indenture

Dated as of October 1, 2014
____________
4.53% SERIES 2014 FIRST MORTGAGE BONDS DUE OCTOBER 20, 2044
____________
Supplemental to Restated Indenture of Mortgage, Deed of Trust,
Security Agreement and Financing Statement
Dated as of November 20, 2007

THIS SECOND SUPPLEMENT TO RESTATED INDENTURE OF MORTGAGE, DEED OF TRUST, SECURITY AGREEMENT AND FINANCING STATEMENT SHALL CONSTITUTE A FINANCING STATEMENT UNDER THE WYOMING UNIFORM COMMERCIAL CODE (the “UCC”) TO BE FILED IN THE REAL ESTATE RECORDS, AND IS FILED AS A FIXTURE FILING UNDER THE UCC COVERING GOODS WHICH ARE, OR ARE TO BECOME, FIXTURES ON THE REAL PROPERTY DESCRIBED HEREIN.

4144044

SECOND SUPPLEMENTAL INDENTURE, dated as of October 1, 2014, between CHEYENNE LIGHT, FUEL AND POWER COMPANY, a corporation organized and existing under the laws of the State of Wyoming (the “Company”), having its principal office at 1301 West 24th Street, Cheyenne, Wyoming, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America and authorized to accept and execute trusts (the “Trustee”), having its principal office at 750 N. Saint Paul Place, Suite 1750, Dallas, Texas 75201, as successor Trustee under the Restated Indenture (as described and defined below),
WHEREAS, the Company has executed and delivered to The United States National Bank of Denver its Indenture of Mortgage and Deed of Trust dated March 1, 1948 (the “Original Indenture”), to secure the payment of the principal of and the interest and premium (if any) on all Bonds at any time issued and outstanding thereunder, and to declare the terms and conditions upon which Bonds are to be issued thereunder; and
WHEREAS, Bonds in the aggregate principal amount of One Million Three Hundred Fifty Thousand Dollars ($1,350,000) have heretofore been issued under and in accordance with the terms of the Original Indenture, as an initial series designated “First Mortgage Bonds, 3-1/4% Series Due 1978” (the “Bonds of the 1978 Series”), of which none are outstanding at the date hereof; and
WHEREAS, the Original Indenture provides that the Company and the Trustee may enter into indentures supplemental to the Original Indenture to convey, transfer and assign unto the Trustee and to subject to the lien of the Original Indenture additional properties, rights and franchises acquired by the Company, to provide for the creation of any series of Bonds, and to add to the covenants and agreements of the Company contained in the Original Indenture other covenants and agreements thereafter to be observed; and
WHEREAS, the Company has executed and delivered to The United States National Bank of Denver its First Supplemental Indenture, dated as of May 1, 1955 (hereinafter sometimes called the “First Original Supplemental Indenture”), for the purpose of creating a second series of Bonds designated “First Mortgage Bonds, 3-3/4% Series due 1985” (the “Bonds of the 1985 Series”), of adding to the covenants and agreements contained in the Original Indenture and of conveying certain additional property acquired by the Company after the execution and delivery of the Original Indenture; and
WHEREAS, Bonds of the 1985 Series in the aggregate principal amount of One Million Five Hundred Thousand Dollars ($1,500,000) have heretofore been issued under and in accordance with the terms of the First Original Supplemental Indenture, of which none are outstanding at the date hereof; and

WHEREAS, Denver United States National Bank was a national banking association resulting from the consolidation of The United States National Bank of Denver and The Denver National Bank, which consolidation became effective on December 31, 1958, and said Denver United States National Bank, by virtue thereof became, in accordance with the provisions of Section 15.04 of the Original Indenture, the successor Trustee to The United States National Bank of Denver under the Original Indenture; and
WHEREAS, the Company has executed and delivered to Denver United States National Bank its Second Supplemental Indenture, dated as of April 1, 1960 (the “Second Original Supplemental Indenture”), for the purpose of creating a third series of Bonds designated “First Mortgage Bonds, 5-1/2% Series due 1990” (the “Bonds of the 1990 Series”), of adding to the covenants and agreements contained in the Original Indenture and of conveying certain additional property acquired by the Company after the execution and delivery of the Original Indenture; and
WHEREAS, Bonds of the 1990 Series in the aggregate principal amount of One Million Six Hundred Fifty Thousand Dollars ($1,650,000) have heretofore been issued under and in accordance with the terms of the Second Original Supplemental Indenture, of which none are outstanding at the date hereof; and
WHEREAS, Denver United States National Bank by name change effective August 31, 1970, became United Bank of Denver National Association, a national banking association, and said United Bank of Denver National Association, by virtue thereof became, in accordance with the provisions of Section 15.04 of the Original Indenture, the successor Trustee to Denver United States National Bank under the Original Indenture; and
WHEREAS, the Company has executed and delivered to United Bank of Denver National Association its Third Supplemental Indenture, dated as of April 1, 1973 (the “Third Original Supplemental Indenture”), for the purpose of creating a fourth series of Bonds designated “First Mortgage Bonds, 7-7/8% Series due 2003” (the “Bonds of the 2003 Series”), of adding to the covenants and agreements contained in the Original Indenture and of conveying certain additional property acquired by the Company after the execution and delivery of the Original Indenture; and
WHEREAS, Bonds of the 2003 Series in the aggregate principal amount of Four Million Dollars ($4,000,000) have heretofore been issued under and in accordance with the terms of the Third Original Supplemental Indenture, of which none are outstanding at the date hereof; and
WHEREAS, Laramie County, Wyoming (the “County”) and the Company entered into a Financing Agreement, dated as of September 1, 1991 (the “Financing Agreement”), pursuant to which the County issued $7,000,000 aggregate principal amount of its Industrial Development

Revenue Bonds, 1991 Series A (Cheyenne Light, Fuel and Power Company Project) (the “1991 Revenue Bonds”), under the Indenture of Trust, dated as of September 1, 1991, between the County and Key Trust Company of the West, as trustee; and
WHEREAS, in consideration of the issuance by the County of the 1991 Revenue Bonds, the Company has executed and delivered to United Bank of Denver National Association its Fourth Supplemental Indenture, dated as of September 1, 1991 (the “Fourth Original Supplemental Indenture”), for the purpose of creating a fifth series of Bonds designated “First Mortgage Bonds, Industrial Development Revenue Bonds 1991 Series A” (the “1991 Series A Bonds”), issuing and delivering the 1991 Series A Bonds in accordance with the Financing Agreement, adding to the covenants and agreements contained in the Original Indenture and conveying certain additional property acquired by the Company after the execution and delivery of the Original Indenture; and
WHEREAS, Bonds of the 1991 Series A Bonds in the aggregate principal amount of Seven Million Dollars ($7,000,000) have heretofore been issued under and in accordance with the terms of the Fourth Original Supplemental Indenture, of which none are outstanding at the date hereof; and
WHEREAS, United Bank of Denver National Association merged with and into Norwest Bank Denver, National Association and Norwest Bank Denver, National Association survived the merger, and by virtue thereof became in accordance with the provisions of Section 15.04 of the Original Indenture, the successor trustee to United Bank of Denver National Association under the Original Indenture; and
WHEREAS, Norwest Bank Denver, National Association by name change effective January 1, 1994, became Norwest Bank Colorado, National Association, a national banking association, and said Norwest Bank Colorado, National Association, by virtue thereof became, in accordance with the provisions of Section 15.04 of the Original Indenture, the successor Trustee to Norwest Bank Denver, National Association under the Original Indenture; and
WHEREAS, the Company has executed and delivered to Norwest Bank Colorado, National Association its Fifth Supplemental Indenture, dated as of January 1, 1994 (the “Fifth Original Supplemental Indenture”), for the purpose of creating a sixth series of Bonds designated “First Mortgage Bonds, 7.50% Series due 2024” (the “Bonds of the 2024 Series”), of adding to the covenants and agreements contained in the Original Indenture and of conveying certain additional property acquired by the Company after the execution and delivery of the Original Indenture; and

WHEREAS, Bonds of the 2024 Series in the aggregate principal amount of Eight Million Dollars ($8,000,000) have heretofore been issued under and in accordance with the terms of the Fifth Original Supplemental Indenture, of which none are outstanding at the date hereof; and
WHEREAS, the County and the Company entered into a Loan Agreement, dated as of April 3, 1997 (the “Series 1997A Loan Agreement”), pursuant to which the County issued $10,000,000 aggregate principal amount of its Adjustable Rate Industrial Development Revenue Bonds (Cheyenne Light, Fuel and Power Company Project) Series 1997A (the “1997A Revenue Bonds”), under the Indenture of Trust, dated as of April 3, 1997, between the County and First Bank National Association doing business as Colorado National Bank, as trustee; and
WHEREAS, in consideration of the issuance by the County of the 1997A Revenue Bonds, the Company has executed and delivered to Norwest Bank Colorado, National Association its Sixth Supplemental Indenture, dated as of April 3, 1997 (the “Sixth Original Supplemental Indenture”), for the purpose of creating a seventh series of Bonds designated “First Mortgage Bonds, Adjustable Rate Industrial Development Revenue Bonds Series 1997A” (the “Series 1997A Bonds”), issuing and delivering the Series 1997A Bonds in accordance with the Series 1997A Loan Agreement, adding to the covenants and agreements contained in the Original Indenture and conveying certain additional property acquired by the Company after the execution and delivery of the Original Indenture; and
WHEREAS, Bonds of the Series 1997A Bonds in the aggregate principal amount of Ten Million Dollars ($10,000,000) have heretofore been issued under and in accordance with the terms of the Sixth Original Supplemental Indenture, of which none are outstanding at the date hereof; and
WHEREAS, the County and the Company entered into a Loan Agreement, dated as of June 5, 1997 (the “Series 1997B Loan Agreement”), pursuant to which the County issued $7,000,000 aggregate principal amount of its Adjustable Rate Industrial Development Revenue Refunding Bonds (Cheyenne Light, Fuel and Power Company Project) Series 1997B (the “1997B Revenue Bonds”) under the Trust Indenture dated as of June 5, 1997, between the County and First Bank National Association doing business as Colorado National Bank, as trustee; and
WHEREAS, in consideration of the issuance by the County of the 1997B Revenue Bonds and the disposition of the proceeds thereof, the Company has executed and delivered to Norwest Bank Colorado, National Association, its Seventh Supplemental Indenture, dated as of June 5, 1997 (the “Seventh Original Supplemental Indenture”), for the purpose of creating an eighth series of Bonds designated “First Mortgage Bonds, Adjustable Rate Industrial Development Revenue Bonds Series 1997B” (the “Series 1997B Bonds”), issuing and delivering the Series 1997B Bonds in accordance with the Series 1997B Loan Agreement and adding to the covenants and agreements contained in the Indenture; and
WHEREAS, Bonds of the Series 1997B Bonds in the aggregate principal amount of Seven Million Dollars ($7,000,000) have heretofore been issued under and in accordance with the terms of the Seventh Original Supplemental Indenture, of which none are outstanding at the date hereof; and
WHEREAS, Norwest Bank Colorado, National Association by name change effective May 19, 2000, became Wells Fargo Bank, National Association, as successor through consolidation to Wells Fargo Bank West, National Association, a national banking association, and said Wells Fargo Bank, National Association, by virtue thereof became, in accordance with the provisions of Section 15.04 of the Original Indenture, the successor trustee to Norwest Bank Colorado, National Association; and
WHEREAS the Company has executed and delivered to Wells Fargo Bank, National Association, as Trustee, its Eighth Supplemental Indenture, dated as of November 20, 2007 (the “Eighth Original Supplemental Indenture”), for the purposes of creating a ninth series of bonds under the Original Indenture and designated “Series 2007 First Mortgage Bonds, 6.67% due November 20, 2037” (the “Bonds of the Series 2007”), of adding to the covenants and agreements contained in the Original Indenture and of conveying certain additional property acquired by the Company after the execution and delivery of the Original Indenture; and
WHEREAS, Bonds of the Series 2007 in the aggregate principal amount of One Hundred Ten Million Dollars ($110,000,000) have heretofore been issued under and in accordance with the terms of the Eighth Original Supplemental Indenture, of which $110,000,000 are outstanding at the date hereof; and
WHEREAS the Bonds of the Series 2007 contained a consent provision providing that the Holders thereto and any successor Holders of such Bonds of the Series 2007 were deemed to have consented to the execution and adoption of a Ninth Supplemental Indenture dated as of November 20, 2007 (the “Ninth Original Supplemental Indenture”), which Ninth Original Supplemental Indenture amended and restated the Original Indenture, and which Ninth Original Supplemental Indenture has heretofore been executed and delivered in accordance with the terms of the Original Indenture; and
WHEREAS, the Original Indenture, as amended, restated and supplemented by the Ninth Original Supplemental Indenture is recorded in the office of the Laramie County, Wyoming Clerk on November 20, 2007 in book 2834 at page 432 as reception number 488141 and the office of the

Campbell County, Wyoming Clerk on November 20, 2007 in book 2317 of photos at pages 1 to 205 as reception number 902753 and is hereinafter referred to as the “Restated Indenture”; and
WHEREAS, the Company has executed and delivered to Wells Fargo Bank, National Association, as Trustee, its First Supplemental Indenture (to the Restated Indenture), dated as of September 3, 2009, (the “First Supplemental Indenture”) for the purposes of creating the first two series of first mortgage bonds under the Restated Indenture and designated the “Adjustable Rate Industrial Development Revenue Refunding Bonds Series 2009A” and the “Adjustable Rate Industrial Development Revenue Refunding Bonds Series 2009B” (collectively, the “Series 2009 Bonds”); and
WHEREAS, the Series 2009 Bonds in the aggregate principal amount of Ten Million Dollars ($10,000,000) and Seven Million Dollars ($7,000,000), respectively, have heretofore been issued under and in accordance with the terms of the First Supplemental Indenture, of which $17,000,000 are outstanding at the date hereof; and
WHEREAS, the Company has acquired, since the execution and delivery of the First Supplemental Indenture to the Restated Indenture, the additional property hereinafter described, and the Company desires that such additional property so acquired be specifically subjected to the lien of the Indenture; and
WHEREAS, the Company, in the exercise of the powers and authority conferred upon and reserved to it under the provisions of the Restated Indenture and pursuant to appropriate resolution of its Board of Directors, has duly resolved and determined to make, execute and deliver to the Trustee a Second Supplemental Indenture in the form hereof for the purpose of creating a new series of Bonds and pursuant to provisions of Sections 12.01 and 16.02 of the Restated Indenture to add to its covenants, agreements and events of default contained in the Restated Indenture, certain other covenants, agreements and events of default to be observed by it and to alter and amend in certain respects, the covenants and provisions contained in the Restated Indenture; and
WHEREAS, all conditions and requirements necessary to make this Second Supplemental Indenture a valid, binding and legal instrument have been done, performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized; and
WHEREAS, the Restated Indenture, as amended, modified and supplemented by the First Supplemental Indenture thereto and this Second Supplemental Indenture is hereinafter referred to as the “Indenture”; and
WHEREAS, this Second Supplemental Indenture is to be filed in the real estate records of Laramie County, Wyoming and Campbell County, Wyoming, as a mortgage, and as a financing statement under the Wyoming Uniform Commercial Code (the “UCC”) as a fixture filing covering goods which are or are to become fixtures on the real property described on Schedule I attached hereto and made a part hereof. A UCC‑1 financing statement will be filed with the Wyoming Secretary of State under the UCC and Wyoming Transmitting Utility Act identifying the Company as the debtor and the Trustee as the secured party. The Company authorizes the Trustee to file any financing statements required to perfect the security interests granted herein;
NOW, THEREFORE, THIS INDENTURE WITNESSETH:
That to secure the payment of the principal of and interest and premium, if any, on such Bonds as may at any time be issued and outstanding under the Indenture, according to their tenor and effect, and the due performance of the covenants, agreements and provisions in the Indenture and in the Bonds contained, and to declare the terms and conditions upon which Bonds are to be issued, the Company, by way of further assurance and in consideration of the premises and of the purchase and acceptance of said Bonds by the holders thereof, and of the sum of One Dollar ($1.00) lawful money of the United States of America to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, has executed and delivered these presents and has granted, bargained, sold, warranted, aliened, remised, released, conveyed, confirmed, assigned, transferred, mortgaged, pledged, set over and by these presents does grant, bargain, sell, warrant, alien, remise, release, convey, confirm, assign, transfer, mortgage, pledge, set over unto the Trustee, and to its successors in the trust hereby created and assigns forever, all of the property, real, personal and mixed, now owned by the Company, situated in the COUNTY OF LARAMIE and the COUNTY OF CAMPBELL, all in the STATE OF WYOMING, or elsewhere (except the property expressly excepted from the lien of the Indenture) and also all of the property, real, personal and mixed, hereafter acquired by the Company wherever situate (except the property expressly excepted from the lien of the Indenture), including both as to property now owned and property hereafter acquired (without in any way limiting or impairing by the enumeration of the same the scope and intent of the foregoing or of any general description contained in the Indenture):
All of the real property, together with the buildings and improvements thereon erected described on Schedule I attached hereto and made a part hereof;
TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in any way appertaining to the aforesaid property, or any part thereof, with the reversion and reversions, remainder and remainders, rents, issues, income and profits thereof, and all the estate, rights, title, interest and claim whatsoever, at law or in equity, which the Company now has or which it may hereafter acquire in and to the aforesaid property and every part and parcel thereof.

TO HAVE AND TO HOLD the property and franchises hereby conveyed and assigned, or intended so to be, unto the Trustee and its successors in the trust forever;
Subject, however, as to property hereby conveyed, to Permitted Encumbrances, as defined in the Indenture, and, as to any property hereafter acquired by the Company, to any lien thereon existing, and to any liens for unpaid portions of the purchase price placed thereon, at the time of such acquisition, but in each case only to the extent not prohibited by the provisions of the Indenture;
BUT IN TRUST NEVERTHELESS, under and subject to the terms and conditions hereinafter set forth, for the equal pro rata benefit and security of each and every person who may be or becomes the holder of the Bonds secured under the Indenture, without preference, priority or distinction as to lien or otherwise of one Bond over or from the others by reason of priority in the issue or negotiations thereof, or by reason of the date of maturity thereof, or otherwise (except as any sinking, amortization, improvement, renewal or other analogous fund, established in accordance with the provisions of the Indenture, may afford additional security for the Bonds of any particular series and except as provided in Section 11.01 of the Indenture), and for securing the observance and performance of all the terms, provisions and conditions of the Indenture.
THIS INDENTURE FURTHER WITNESSETH, that the Company has agreed and covenanted, and hereby does agree and covenant with the Trustee and its successors and assigns and with the respective holders from time to time of the Bonds, or any thereof, as follows:
ARTICLE I
CREATION AND DESCRIPTION OF THE BONDS OF THE SERIES 2014
Section 1.1.    There shall be a new series of Bonds, known as and entitled “4.53% Series 2014 First Mortgage Bonds due October 20, 2044” (referred to hereinafter as the “Bonds of the Series 2014”). The aggregate principal amount of the Bonds of the Series 2014 which may be authenticated and delivered under Article V, VI or VII of the Indenture is limited to Seventy‑Five Million Dollars ($75,000,000). The execution by the Company of any Bond of the Series 2014 in an authorized denomination shall be conclusive evidence of the authorization thereof. The Bonds of the Series 2014 shall mature on October 20, 2044 and shall bear interest (computed on the basis of a 360-day year consisting of twelve 30‑day months) at the rate of Four and Fifty‑Three Hundredths percent (4.53%) per annum from October 1, 2014 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable semi‑annually on April 20 and October 20 of each year, commencing April 20, 2015 (each, an “Interest Payment Date”), until the principal thereof shall have become due and payable, and shall bear interest on overdue principal (including any optional prepayment of principal) and Make-Whole Amount (as hereinafter defined), if any, and (to the extent legally enforceable) on any overdue installment of interest at a rate per annum equal to the greater of Six and Fifty‑Three Hundredths percent (6.53%) or two percent (2%) over the rate of interest publicly announced by Wells Fargo Bank, National Association, from time to time, as its “base” or “prime” rate until paid. Payments of principal, premium, if any, and interest on the Bonds of the Series 2014 shall be made at the office or agency of the Trustee in the City of Minneapolis, Minnesota, in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts. Interest payable on the Bonds of the Series 2014 on an Interest Payment Date shall be paid to the Persons in whose names such Bonds are registered at the close of business on the April 1 or October 1 (whether or not on a business day) next preceding the Interest Payment Date, except for defaulted interest and unmatured accrued interest on the Bonds of the Series 2014 called for redemption on a date other than an Interest Payment Date.
Each Bond of the Series 2014 shall be dated as of the date of its authentication. The Bonds of the Series 2014 shall be issued as fully registered Bonds, in denominations of $100,000 and multiples of $1,000 in excess thereof. Subject to the foregoing provisions of this Section 1.1 and to the provisions of Section 3.10 of the Indenture, all definitive Bonds of the Series 2014 shall be transferable and exchangeable at the office or agency of the Trustee stated above, upon payment of any stamp or other tax or governmental charge incidental thereto required to be paid with respect to such transfer or exchange. No service charge will be made for any exchange or transfer or any Bond of the Series 2014.
Section 1.2.    The Bonds of the Series 2014 and the Trustee’s certificate to be endorsed on the Bonds of such series shall be substantially in the following forms, respectively:
[FORM OF BOND OF THE SERIES 2014]
THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND IN COMPLIANCE WITH THE APPLICABLE STATE REGISTRATION LAWS.
CHEYENNE LIGHT, FUEL AND POWER COMPANY
4.53% SERIES 2014 FIRST MORTGAGE BOND DUE OCTOBER 20, 2044

PPN 16687* AD8
No.	$

FOR VALUE RECEIVED, CHEYENNE LIGHT, FUEL AND POWER COMPANY, a corporation organized and existing under the laws of the State of Wyoming (the “Company,” which term shall include any successor corporation as defined in the Indenture hereinafter referred to), hereby promises to pay to ______________________ or registered assigns, the sum of _____________________ Dollars ($_____________) on October 20, 2044, in coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, and (a) to pay to the registered holder hereof interest thereon (computed on the basis of a 360-day year consisting of twelve 30-day months) from October 1, 2014 or from the most recent Interest Payment Date to which interest has been paid or duly provided for at the rate of Four and Fifty‑Three Hundredths percent (4.53%) per annum, in like coin or currency, payable semi‑annually on the twentieth day of April and October in each year (commencing April 20, 2015) (each, an “Interest Payment Date”) until the Company’s obligation with respect to such principal sum shall have become due and payable, and (b) to pay interest in like coin or currency on overdue principal (including any optional prepayment of principal) and Make‑Whole Amount (as defined in Section 2.3(d) of the Second Supplemental Indenture referred to below), if any, and (to the extent legally enforceable) on any overdue installment of interest at a rate per annum equal to the greater of Six and Fifty‑Three Hundredths percent (6.53%) or two percent (2%) over the rate of interest publicly announced by Wells Fargo Bank, National Association, from time to time, as its “base” or “prime” rate until paid. Payments of principal, premium, if any, and interest are to be made at the office or agency of the Trustee in the City of Minneapolis, Minnesota.
Any payment of principal of or Make-Whole Amount or interest on this Bond that is due on a day other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of this Bond is a day other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day. For purposes of this paragraph, a “Business Day” is any day, other than a Saturday or Sunday, which is not a day on which commercial banks in New York, New York or Cheyenne, Wyoming are required or authorized to be closed.
This Bond is one of an authorized issue of Bonds of the Company known as its First Mortgage Bonds, all issued and to be issued in one or more series under and equally and ratably secured (except as any sinking, amortization, improvement, renewal or other analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the Bonds of any particular series) by a Restated Indenture of Mortgage, Deed of Trust, Security Agreement and Financing Statement dated as of November 20, 2007, executed by the Company to Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented and amended by the First Supplemental Indenture dated as of September 3, 2009 and as further supplemented and amended by the Second Supplemental Indenture dated as of October 1, 2014 (the “Second Supplemental Indenture”) (said Indenture of Mortgage, Deed of Trust, Security Agreement and Financing Statement and all indentures supplemental thereto being herein collectively called the “Indenture”), to which Indenture and to all indentures supplemental thereto reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which the Bonds are and are to be secured and the rights of the holders or registered owners thereof and of the Trustee in respect of such security. As provided in the Indenture, said Bonds may be issued in series, for various principal sums, may bear different dates and mature at different times, may bear interest at different rates and may otherwise vary as provided or permitted in the Indenture. This Bond is one of the Bonds described in the Indenture and designated therein as “4.53% Series 2014 First Mortgage Bonds due October 20, 2044” (the “Bonds of the Series 2014”).
As provided in the Indenture, the Bonds of the Series 2014 are subject to redemption prior to maturity at the option of the Company either as a whole at any time or in part, from time to time, and in certain other cases, at the principal amount of the Bonds so to be redeemed and accrued interest to the date fixed for redemption, together with a premium equal to the Make‑Whole Amount, if any (as defined in Section 2.3(d) of the Second Supplemental Indenture). Except as specifically set forth in the Indenture, the Bonds of the Series 2014 are not subject to optional redemption.
Pursuant to the Indenture, the Bonds of the Series 2014 are subject to redemption, in whole or in part, out of certain monies required to be deposited with the Trustee, but in such cases the redemption shall be effected at the principal amount of the Bonds of the Series 2014 to be redeemed and accrued interest to the date fixed for redemption, without premium, if redeemed pursuant to Section 10.07 of the Indenture.
If this Bond of the Series 2014 or any portion hereof (One Hundred Thousand Dollars ($100,000) or a multiple thereof) is called for redemption and payment duly provided, this Bond of the Series 2014 or such portion hereof shall cease to bear interest from and after the date fixed for such redemption.
Upon any partial redemption of this Bond of the Series 2014, at the option of the registered holder hereof this Bond of the Series 2014 may, but need not, be either (i) surrendered to the Trustee in exchange for one or more new Bonds of the Series 2014, of authorized denominations, registered in the name of such holder, in an aggregate principal amount equal to the principal amount remaining unpaid upon this Bond of the Series 2014, or (ii) submitted to the Trustee for notation hereon of the payment of the portion of the principal hereof paid upon such partial redemption.

To the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the Bonds may be changed and modified with the consent of the Company and upon the written consent of the holders of at least sixty‑six and two‑thirds per centum (66‑2/3%) of the Bonds then outstanding and entitled to consent and, in case one or more but less than all of the series of Bonds issued under the Indenture are so affected, of at least sixty‑six and two‑thirds per centum (66‑2/3%) in principal amount of the Bonds then outstanding and entitled to consent of each series affected thereby, provided that no such change shall be made which would (i) reduce the principal of, or premium, if any, on, or the rate of interest payable on, the Bonds, or (ii) postpone the maturity date fixed in the Indenture or in the Bonds for payment of the principal of, or any installment of interest on, the Bonds, or (iii) reduce the percentage of the principal amount of Bonds the consent of the holders of which is required for the authorization of any such change or addition, or (iv) modify, without the written consent of the Trustee, the rights, duties or immunities of the Trustee, and further provided that, without the consent of the holder hereof, no such change shall be made which would (i) permit the creation of any lien (not otherwise permitted by the Indenture) ranking prior to the lien of the Indenture on all or substantially all of the Mortgaged Property, or (ii) deprive the holder hereof of the lien of the Indenture upon the Mortgaged Property.
In case an Event of Default as defined in the Indenture shall occur and be continuing, the principal of all the Bonds outstanding may be declared and may become due and payable in the manner and with the effect provided in the Indenture. In the event the payment of the Bonds of the Series 2014 is accelerated pursuant to the Indenture, the aggregate principal amount hereof and interest hereon shall be payable together with the Make-Whole Amount, if any.
This Bond of the Series 2014 is a registered Bond and, subject to the restriction on transfer set forth in the legend on this Bond of the Series 2014, is transferable by the registered holder hereof in person or by the duly authorized attorney of such holder on the registration books to be kept for the purpose at the principal office of the Trustee, Registrar for the Bonds, in the City of Minneapolis, Minnesota, upon surrender of this Bond of the Series 2014 accompanied by a written instrument of transfer in form approved by the Company, duly executed by the registered bolder in person or by such attorney, and upon cancellation hereof one or more new registered Bonds without coupons, of authorized denominations, for the same aggregate principal amount, will be issued to the transferee in exchange herefor, as provided in the Indenture.
The Company and the Trustee may deem and treat the person in whose name this Bond of the Series 2014 is registered on such books as the absolute owner hereof (whether or not this Bond of the Series 2014 shall be overdue) for the purpose of receiving payment hereof, and on the account hereof and for all other purposes, and neither the Company nor the Trustee shall be affected by any notice to the contrary.

As a condition precedent to any transfer referred to above, the Company may require payment by the holder of a sum sufficient to reimburse it for any stamp tax or any other governmental charge with respect to any transfer involved therein.
No recourse shall be had for the payment of the principal of or interest on this Bond of the Series 2014, or in respect of this Bond of the Series 2014 or the Indenture, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation, either directly or through the Company, by virtue of any constitution, statute or rule of law or by enforcement of any assessment or penalty or otherwise, any and all such liability of incorporators, stockholders, officers and directors being released by the holder hereof by the acceptance of this Bond and being likewise waived and released by the terms of the Indenture.
This Bond of the Series 2014 shall not be valid or become obligatory for any purpose until the certificate endorsed hereon shall be signed by the Trustee under the Indenture.

IN WITNESS WHEREOF, CHEYENNE LIGHT, FUEL AND POWER COMPANY has caused these presents to be signed in its name by the facsimile signature of its President or a Vice President and its corporate seal to be imprinted hereon and attested by the facsimile signature of its Secretary or an Assistant Secretary.

Dated:

CHEYENNE LIGHT, FUEL AND POWER COMPANY

By:
Its:

Attest:

Secretary

[TRUSTEE’S CERTIFICATE TO BE ENDORSED ON BONDS OF THE SERIES 2014]
TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This Bond of the Series 2014 is one of the Bonds, of the series designated herein, described in the within‑mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Officer

Section 1.3.    Upon the execution and delivery of this Second Supplemental Indenture and upon delivery to the Trustee of Seventy‑Five Million and 00/100 Dollars ($75,000,000) principal amount of the Bonds of the Series 2014 executed by the Company, and upon compliance with all applicable provisions and requirements of the Indenture in respect thereof, including, but not limited to, the Property Additions Certificate of the Company delivered in connection with the issuance of the Bonds of the Series 2014, the Trustee shall authenticate said Bonds of the Series 2014 and deliver them to or upon the Written Order or Orders of the Company, without awaiting the recordation or filing for recordation of this Second Supplemental Indenture.
Section 1.4.    At the option of the registered owner, any Bonds of the Series 2014, upon surrender thereof for cancellation at the office or agency of the Trustee in the City of Minneapolis, Minnesota, together with a written instrument of transfer wherever required by the Company duly executed by the registered owner or by his duly authorized attorney, shall, subject to the provisions of Section 3.07 of the Indenture, be exchangeable for a like aggregate principal amount of Bonds of the Series 2014 of other authorized denominations.
Bonds of the Series 2014 shall be transferable, subject to the provisions of Section 3.07 of the Indenture and the restrictions on transfer set forth in the legend on the Bonds of the Series 2014, at the office or agency of the Trustee in the City of Minneapolis, Minnesota. The Company shall not be required to make transfers or exchanges of Bonds of the Series 2014 for a period of twenty (20) days next preceding any designation of Bonds of said series to be prepaid, and the Company shall not be required to make transfers or exchanges of any Bonds of said series designated in whole or in part for prepayment.
The Trustee shall not register the transfer of any Bond of the Series 2014 unless it receives a certificate in the form attached hereto as Appendix A.
The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under applicable law or under this Second Supplemental Indenture with respect to any transfer of any interest in a Bond of the Series 2014 other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Second Supplemental Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.
Upon any exchange or transfer of Bonds of the Series 2014, the Company may make a charge therefor sufficient to reimburse it for any tax or taxes or other governmental charge, as provided in Section 3.07 of the Indenture, but the Company hereby waives any right to make a charge in addition thereto for any exchange or transfer of Bonds of the Series 2014.

After the delivery of this Second Supplemental Indenture and upon compliance with the applicable provisions of the Indenture and receipt of consideration therefor by the Company, there shall be an initial issue of Bonds of the Series 2014 for the aggregate principal amount of $75,000,000.
Section 1.5.    Notwithstanding anything to the contrary in this Second Supplemental Indenture, payments on the Bonds of the Series 2014 shall be made in accordance with Section 9 of the Bond Purchase Agreement (as defined in Section 3.3 of this Second Supplemental Indenture) and the Trustee shall be entitled to conclusively assume that any holder of such Bonds is entitled to the benefits of said Section 9 unless notified by the Company to the contrary. Without limiting the other indemnities provided to the Trustee, the Company shall indemnify and save the Trustee harmless from any liabilities and costs incurred by the Trustee arising out of the making of the final or any partial payment when due of the principal owing on any of the Bonds of the Series 2014 without surrender of such Bond to the Trustee.
ARTICLE II
REDEMPTION OF THE BONDS OF THE SERIES 2014
Section 2.1.    The entire unpaid principal balance of the Bonds of the Series 2014 shall be due and payable on the stated maturity date thereof.
Section 2.2.    Pursuant to the Indenture, the Bonds of the Series 2014 are subject to redemption, in whole or in part, out of certain monies required to be deposited with the Trustee, but in such cases the redemption shall be effected at the principal amount of the Bonds of the Series 2014 to be redeemed and accrued interest to the date fixed for redemption, without premium, if redeemed pursuant to Section 10.07 of the Indenture.
Section 2.3.    (a) The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Bonds of the Series 2014 at 100% of the principal amount so prepaid, and the Make‑Whole Amount determined for the Settlement Date specified by the Company in such notice with respect to such principal amount. The Company, or the Trustee (at the Company’s written request in the name and at the expense of the Company), will give each registered owner of Bonds of the Series 2014 written notice (by first class mail or such other method as may be agreed upon by the Company and such registered owner) of each optional prepayment under this Section 2.3(a) not less than 10 days and not more than 60 days prior to the date fixed for such prepayment, to each such registered owner at its last address appearing on the Bond Register. Each such notice shall specify the Settlement Date (which shall be a Business Day), the aggregate principal amount of the Bonds of the Series 2014 to be prepaid on such date, the principal amount of each Bond held by such registered owner to be prepaid (determined in accordance with subsection (b) of this Section 2.3), and the interest to be paid on the Settlement Date with respect to such principal amount being prepaid, and shall be accompanied by a certificate signed by a Senior Financial Officer as to the estimated Make‑Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such Settlement Date, the Company, or the Trustee (at the Company’s written request in the name and at the expense of the Company), shall send to each registered owner of Bonds of the Series 2014 (by first class mail or by such other method as may be agreed upon by the Company and such registered owner) a certificate signed by a Senior Financial Officer specifying the calculation of such Make‑Whole Amount as of the specified Settlement Date. As promptly as practicable after the giving of the notice and the sending of the certificates provided in this subsection, the Company shall provide a copy of each to the Trustee (unless the Company has elected in writing to have the Trustee deliver such notices and certificates, in which case the Company shall not be required to provide further copies). The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the information set forth in any such notice or certificate. The Bonds of the Series 2014 are not otherwise subject to voluntary or optional prepayment.
(b)    In the case of each partial prepayment of the Bonds of the Series 2014, the principal amount of the Bonds of the Series 2014 to be prepaid shall be allocated by the Company among all of the Bonds of the Series 2014 at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment; provided that the remaining principal amount of each Bond shall be an authorized denomination.
(c)    In the case of each notice of prepayment of Bonds of the Series 2014 pursuant to this Section 2.3, if cash sufficient to pay the principal amount to be prepaid on the Settlement Date (which shall be a Business Day), together with interest on such principal amount accrued to such date and the applicable Make‑Whole Amount, if any, is not paid as agreed upon by the Company and each registered owner of the affected Bonds, or, to the extent that there is no such agreement entered into with one or more such owners, deposited with the Trustee on or before the Settlement Date, then such notice of prepayment shall be of no effect. If such cash is so paid or deposited, such principal amount of the Bonds of the Series 2014 shall be deemed paid for all purposes and interest on such principal amount shall cease to accrue. In case the Company pays any registered owner pursuant to an agreement with that registered owner, the Company shall notify the Trustee as promptly as practicable of such agreement and payment, and shall furnish the Trustee with a copy of such agreement; in case the Company deposits any cash with the Trustee, the Company shall provide therewith a list of the registered owners and the amount of such cash each registered owner is to receive. The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the information set forth in any such notice, list or agreement, and shall not be chargeable with knowledge of any of the contents of any such agreement. Any Bond prepaid in full shall be surrendered to the Company or the Trustee for cancellation (and shall not be reissued) in accordance with Section 9 of the Bond Purchase Agreement referred to in Section 3.3 of this Second Supplemental Indenture.
(d)    “Make‑Whole Amount” means, with respect to any Bond of the Series 2014, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Bond of the Series 2014 over the amount of such Called Principal, provided that the Make‑Whole Amount may in no event be less than zero. For the purposes of determining the Make‑Whole Amount, the following terms have the following meanings:
“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.
“Called Principal” means, with respect to any Bond of the Series 2014, the principal of such bond that is to be prepaid pursuant to subsection (a) of this Section 2.3 or has become or is declared to be immediately due and payable pursuant to Article XI of the Indenture, as the context requires.
“Discounted Value” means, with respect to the Called Principal of any Bond of the Series 2014, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Bonds of the Series 2014 is payable) equal to the Reinvestment Yield with respect to such Called Principal.
“Reinvestment Yield” means, with respect to the Called Principal of any Bond of the Series 2014, 0.50% over the yield to maturity implied by (i) the yields reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication)

for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than such Remaining Average Life and (2) the actively traded U.S. Treasury security with the maturity closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Bond of the Series 2014.
“Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest one‑twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one‑twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.
“Remaining Scheduled Payments” means, with respect to the Called Principal of any Bond of the Series 2014, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Bonds of the Series 2014, then (for the purpose of this calculation) the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date.
“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of the Company.
“Settlement Date” means, with respect to the Called Principal of any Bond of the Series 2014, the date on which the principal of such Bonds is to be prepaid pursuant to subsection (a) of this Section 2.3 or is declared to be immediately due and payable pursuant to Article XI of the Indenture, as the context requires.
Section 2.4.    The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Bonds of the Series 2014 except upon the payment or prepayment of the Bonds of the Series 2014 in accordance with the terms of this Second Supplemental Indenture and the Bonds of the Series 2014. The Company will promptly cancel all Bonds of the Series 2014 acquired by it or any Affiliate pursuant to any payment or prepayment of Bonds pursuant to any provision of this Second Supplemental Indenture and no Bonds may be issued in substitution or exchange for any such Bonds of the Series 2014.
Section 2.5.    Subject to the provisions of Section 15.02 of the Indenture, all monies paid to the Trustee pursuant to Sections 2.2 and 2.3 of this Article II shall be held by the Trustee in trust for the benefit of the respective registered owners of the Bonds of the Series 2014 which are to be redeemed (in whole or in part) and shall be paid to them as provided in Article IX of the Indenture.
Section 2.6.    Nothing contained in the Indenture or in any Bond shall be construed to imply any obligation upon the Trustee to make any payment, except out of monies deposited with it for such purpose by the Company.
ARTICLE III
CERTAIN COVENANTS AND EVENTS OF DEFAULT
Section 3.1.     The Company hereby covenants that, so long as any of the Bonds of the Series 2014 shall remain outstanding, the covenants and agreements of the Company set forth in Section 10.07 of the Indenture shall be and remain in full force and effect, and be observed and complied with by the Company, with the effect and result that if the Company is required to redeem Bonds pursuant to said Section 10.07, it shall comply with the requirements of Section 2.2 of this Second Supplemental Indenture.
Section 3.2.    So long as any Bonds of the Series 2014 are outstanding, the Company will not and will not permit any Controlled Entity (as such term is defined in the Bond Purchase Agreement as defined in Section 3.3(a)) (a) to become (including by virtue of being owned or controlled by a Blocked Person (as such term is defined in the Bond Purchase Agreement)), own or control a Blocked Person or any Person that is the target of sanctions imposed by the United Nations or by the European Union, or (b) directly or indirectly to have any investment in or engage in any dealing or transaction (including, without limitation, any investment, dealing or transaction involving the proceeds of the Bonds of the Series 2014) with any Person if such investment, dealing or transaction (i) would cause any purchaser or holder of the Bonds of the Series 2014 to be in violation of any law or regulation applicable to such purchaser or holder, or (ii) is prohibited by or subject to sanctions under any U.S. Economic Sanctions (as such term is defined in the Bond Purchase Agreement), or (c) to engage, nor shall any Affiliate of either engage, in any activity that could subject such Person or any Purchaser or holder to sanctions under CISADA (as such term is defined in the Bond Purchase Agreement) or any similar law or regulation with respect to Iran or any other country that is subject to U.S. Economic Sanctions (as such term is defined in the Bond Purchase Agreement).

Section 3.3.    So long as any Bonds of the Series 2014 are outstanding, unless waived by the registered owners of at least a majority in principal amount of the Bonds of the Series 2014 then outstanding, the Company shall perform or comply with all terms, provisions and conditions of the Bond Purchase Agreement dated as of June 30, 2014 (the “Bond Purchase Agreement”) pursuant to which the Bonds of the Series 2014 were issued.
Section 3.4.    For purposes of determining whether an Event of Default exists with respect to the Bonds of the Series 2014, but only with respect to such Bonds, in addition to the Events of Default set forth in Sections 11.02(c), (d), (f) and (g) of the Indenture, the holders of the Bonds of the Series 2014 shall have the following Events of Default in replacement of the Events of Default set forth in Sections 11.02(a), (b) and (e)) of the Indenture or in addition to the other Events of Default set forth in such Section 11.02, as the case may be:
(a)    default shall be made in the payment of any interest on any Bond of the Series 2014 for more than five business days after the same becomes due and payable; or
(b)    default shall be made in the payment of any principal or Make‑Whole Amount, if any, on any Bond of the Series 2014 when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or at a date fixed for prepayment or by declaration or otherwise; or
(c)    (i) the Company is in default in the payment of any principal of or premium or make‑whole amount or interest on any indebtedness that is outstanding in an aggregate principal amount in excess of Five Million Dollars ($5,000,000) beyond any period of grace provided with respect thereto or (ii) the Company is in default of the performance of or compliance with any term of any evidence of any indebtedness in an aggregate outstanding principal amount in excess of Five Million Dollars ($5,000,000) or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such indebtedness has become, or has been declared due and payable before its stated maturity or before its regularly scheduled dates of payment; or
(d)    any representation or warranty, if any, made in writing by or on behalf of the Company or by any officer of the Company in this Second Supplemental Indenture or any bond purchase or other transaction document relating to the Bonds of the Series 2014 proves to have been false or incorrect in any material respect on the date as of which made and, if there is a grace period provided for in this Second Supplemental Indenture, the continuance of such default for any grace period so provided.

Section 3.5.    The covenants, agreements and conditions contained in this Article III are solely for the protection and benefit of the registered holders of the Bonds of the Series 2014 and are therefore Exclusive Benefit Covenants, and the exclusive right to (a) notify the Trustee of an Event of Default under the terms of Section 11.02(h) of the Indenture and request the Trustee to give written notice of such Event of Default to the Company with respect thereto, (b) waive a default under, (c) waive compliance with, or (d) amend any of such Exclusive Benefit Covenants shall be vested solely in the registered holders of a majority in principal amount of the Bonds of the Series 2014 then outstanding. Except as otherwise provided in the Indenture, no benefits by reason of such Exclusive Benefit Covenants shall be deemed to be conferred upon Persons other than the registered holders (including their permitted transferees, successors and assigns, if any) of the Bonds of the Series 2014, the Trustee and the Company.
ARTICLE IV
MISCELLANEOUS
Section 4.1.    The Company is lawfully seized and possessed of all the real estate, franchises and other property described or referred to in the Indenture as presently mortgaged; subject to the exceptions stated therein, such real estate, franchises and other property are free and clear of any lien prior to the lien of the Indenture, except as set forth in the granting clauses of the Indenture; and the Company has good right and lawful authority to mortgage the same as provided in and by the Indenture.
Section 4.2.    The Trustee assumes no duties, responsibilities or liabilities by reason of this Second Supplemental Indenture other than as set forth in the Indenture, and this Second Supplemental Indenture is executed and accepted by the Trustee subject to all the terms and conditions of its acceptance of the trust under the Indenture, as fully as if said terms and conditions were herein set forth at length.
Section 4.3.    As amended and modified by the First Supplemental Indenture and this Second Supplemental Indenture, the Indenture is in all respects ratified and confirmed and the Indenture and the First and Second Supplemental Indentures shall be read, taken and construed as one and the same instrument.
Section 4.4.    Subject to the amendments provided for in this Second Supplemental Indenture, the terms defined in the Indenture, shall for all purposes of this Second Supplemental Indenture, have the meanings specified in the Indenture.
Section 4.5.    Whenever in this Second Supplemental Indenture any party hereto is named or referred to, this shall, subject to the provisions of Articles XIII and XIV of the Indenture, as heretofore supplemented, be deemed to include the successors or assigns of such party, and all the covenants and agreements in this Second Supplemental Indenture contained by or on behalf of the Company, or by or on behalf of the Trustee shall, subject as aforesaid, bind and inure to the benefit of the respective successors and assigns of such party whether so expressed or not.
Section 4.6.    This Second Supplemental Indenture may be executed in several counterparts, all or any of which may be treated for all purposes as one original and shall constitute and be one and the same instrument.
Section 4.7.    The Indenture and the Bonds shall be governed by and construed in accordance with the laws of the State of New York (including without limitation Section 5‑1401 of the New York General Obligations Law or any successor to such statute), except (a) choice‑of‑law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State, (b) to the extent that the Trust Indenture Act (as defined in the Restated Indenture) may be applicable and (c) to the extent that the law of any jurisdiction wherein any portion of the mortgaged property is located shall mandatorily govern the regulation of the Gas Business (as defined in the Restated Indenture) and/or Electric Business (as defined in the Restated Indenture), and creation of a mortgage lien on and security interest in, or perfection, priority of enforcement of the lien of the Indenture or exercise of remedies with respect to, such portion of mortgaged property. Nothing in this Section 4.7 is intended to or shall be deemed to alter the authority the State of Wyoming to regulate the business of the Company.

IN WITNESS WHEREOF, CHEYENNE LIGHT, FUEL AND POWER COMPANY, has caused this Second Supplemental Indenture to be signed in its corporate name by its Vice President and Treasurer and its corporate seal to be hereunto affixed and attested by its Corporate Secretary and WELLS FARGO BANK, NATIONAL ASSOCIATION, in evidence of its acceptance of the trust hereby created, has caused this Second Supplemental Indenture to be signed in its corporate name by one of its Authorized Officers and its corporate seal to be hereunto affixed and attested by one of its Authorized Officers, all as of the day and year first above written.

CHEYENNE LIGHT, FUEL AND POWER COMPANY

(SEAL)

By	/s/ Brian G. Iverson
Name:	Brian G. Iverson
Its:	Vice President and Treasurer

Attest:
/s/ Roxann R. Basham
Roxann R. Basham, Corporate Secretary

Signature Page – Second Supplemental Indenture

STATE OF SOUTH DAKOTA     )
)ss.:
COUNTY OF PENNINGTON     )
On this 22nd day of September, 2014, before me appeared Brian G. Iverson, to me personally known, who, being by me duly sworn did say that he is the Vice President and Treasurer of Cheyenne Light, Fuel and Power Company and that the seal affixed to said instrument is the corporate seal of said corporation and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said Brian G. Iverson acknowledged said instrument to be the free act and deed of said corporation.

/s/ LeeAnn Steckler
Notary Public

My commission expires	6/23/2017
(NOTARY SEAL)

Signature Page – Second Supplemental Indenture

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

(SEAL)

By	/s/ Gregory S. Clarke
Authorized Officer

Attest:
/s/ X
Authorized Signatory

Signature Page – Second Supplemental Indenture

STATE OF ILLINOIS     )
)ss.:
COUNTY OF DUPAGE     )
On this 22nd day of September, 2014, before me appeared Gregory S. Clarke, to me personally known, who, being by me duly sworn did say that he/she is an Authorized Officer of Wells Fargo Bank, National Association, a national banking association, and that the seal affixed to said instrument is the corporate seal of said association and that said instrument was signed and sealed in behalf of said association by authority of its Board of Directors, and said Gregory S. Clarke acknowledged said instrument to be the free act and deed of said association.

/s/ Spring Rose O'Brien
Notary Public

My commission expires	4/22/2018
(NOTARIAL SEAL)

Signature Page – Second Supplemental Indenture

Schedule I
Description of Real Property
The real property pledged pursuant to the Indenture includes all improvements and fixtures of any nature located on such property.
In addition, all water rights associated with, related to, or in any way appurtenant to the real property described below are pledged to secure the obligations under the Indenture.
LARAMIE COUNTY WYOMING REAL PROPERTY:

1.	W. 18TH GAS REGULATOR STATION
The following described real property, situated in the City of Cheyenne, County of Laramie, State of Wyoming: Block 349, City of Cheyenne, the North half (N1/2) of Lot 1 of said Block 349.

2.	HUGER AVENUE GAS REGULATOR STATION
The following described real estate situated in the County of Laramie, State of Wyoming: That part of Lot Number Four (4) in Block Number Three Hundred Eleven (311), as said Lot and Block are laid down and described upon the official plat of the City of Cheyenne, Wyoming, now on file and of record in the office of the County Clerk and ex-officio Register of Deeds of Laramie County, bounded and described as follows: BEGINNING at a point on the Southerly line or boundary of said Lot Four (4), distant Thirteen (13) feet westerly from the Southeasterly corner of said Lot Four (4); THENCE westerly along said southerly line or boundary of said Lot Four (4), a distance of Fifteen (15) feet; THENCE northerly and at right angles to said southerly line of said Lot Four (4), a distance of Fifteen (15) feet; THENCE easterly and parallel to said southerly line of said Lot Four (4), a distance of Fifteen (15) feet; THENCE southerly and at right angles to said southerly line of said Lot . Four (4), a distance of Fifteen (15) feet to the POINT OF BEGINNING. AND: The following described real estate, situated in the County of Laramie, State of Wyoming: That part of Lot Number 4, Block Number Three Hundred Eleven (311) as said Lot and Block are laid down and described on the official plat of the City of Cheyenne now on file and of record in the Office of the County Clerk and ex-officio Register of Deeds of Laramie County, State of Wyoming, described as follows: BEGINNING at a point on the southerly line or boundary of said Lot 4, Block 311, distant 28 feet west of the southeast corner of said Lot 4; THENCE west along the said southerly line or boundary of said Lot 4, a distance of 7 feet; THENCE northerly and parallel to the easterly line or boundary of said Lot 4, a distance of 15 feet; THENCE easterly and parallel to the southerly line or boundary of said Lot 4, a distance of 7 feet; THENCE southerly and parallel to the easterly line of said Lot 4, a distance of 15 feet to the POINT OF BEGINNING. Subject to covenants and a right of reversion.

3.	CAPITOL HEIGHTS GAS REGULATOR STATION
The following described real property situated in the City of Cheyenne, County of Laramie, and State of Wyoming: All of Lot twelve (12), except the East fifteen (15) feet, which is owned by the City of Cheyenne and used for street purposes, and the East fifteen (15) feet of Lot 11, all in Block Fifteen (15), Holdrege Addition, First Filing, to the City of Cheyenne, Laramie County, Wyoming. LESS AND EXCEPT That portion of Lot 12, Holdrege Addition, First Filing to the City of Cheyenne, described as follows: BEGINNING at a point on the North line of Lot No. 11, said Holdrege Addition, distant 15 feet West of the Northwest corner of said Lot 12, THENCE Easterly and along the Northerly line of said Lots No. 11 and 12, a distance of 23 feet; THENCE Southerly and parallel to the Westerly line of said Lot No. 12, a distance of 23 feet; THENCE Westerly and parallel to the Northerly line of said Lots No. 11 and 12, a distance of 23 feet; THENCE Northerly and parallel to the Westerly line of said Lot No. 12, a distance of 23 feet to the POINT OF BEGINNING.

4.	5TH AND EVANS GAS REGULATOR STATION
The following described real estate in the City of Cheyenne, County of Laramie: Lot Number I in Block Number 686 of the Re-Plat of South Cheyenne, as said Re-Plat and said Lot and Block are laid down and described on the Re-Plat of Part of South Cheyenne, dated November 12, 1890, and filed in the office of the County Clerk and Ex-officio Register of Deeds of Laramie County, State of Wyoming, on November 12, 1890. LESS AND EXCEPT: The northerly 104 feet of Lot 1, Block 686 of the Re-Plat of South Cheyenne, as said Re-Plat and said Lot and Block are laid down and described on the Re-Plat of Part of South Cheyenne, dated November 12, 1890, and filed in the office of the County Clerk and Ex-officio Register of Deeds of Laramie County, State of Wyoming, on November 12, 1890.

5.	20TH AND EVANS GAS REGULATOR STATION
The following described real estate situated in the County of Laramie, State of Wyoming: The South 66 feet of Lot 8, Block 262, in the City of Cheyenne, Laramie County, Wyoming, together with an easement covering a pedestrian-way across the back of the North 66 feet of Lot 8, Block 262, to the alley. LESS AND EXCEPT: The following described real estate situated in the County of Laramie, State of Wyoming: The South 46 feet of Lot 8, Block 262, City of Cheyenne, Laramie County, Wyoming.

6.	MOUNTAINVIEW GAS REGULATOR STATION
The following described real estate, situated in the County of Laramie, State of Wyoming: That part of Lots Seven (7) and Eight (8), in Block Thirty-two (32), in Mountview Park, an addition to the City of Cheyenne, Laramie County, Wyoming, described as follows: BEGINNING at the southeast corner of said Lot Eight (8); THENCE westerly along the southerly line of said Lot Eight (8), a distance of 18 feet; THENCE north and parallel to the easterly line of said Lot Eight (8), a distance of twenty-two (22) feet; THENCE easterly and parallel to the southerly line of said Lots Seven (7) and Eight (8), a distance of thirty-six (36) feet; THENCE southerly and parallel to the west line of said Lot Seven (7), a distance of twenty-two (22) feet; THENCE westerly along the south line or boundary of said Lot Seven (7), a distance of eighteen (18) feet to the PLACE OF BEGINNING.

7.	SNYDER SUBSTATION
The following described real estate situated in the County of Laramie, State of Wyoming: Lot 5, Block 334 in the City of Cheyenne, as said lot and block are laid down and described on the official plat of said City, on file in the office of the County Clerk and Register of Deeds of Laramie County. AND: The following described real estate situated in the County of Laramie, State of Wyoming: Lot 6, Block 334 in the City of Cheyenne, as said lot and block are laid down and described on the official plat of said City, on file in the office of the County Clerk and Register of Deeds of Laramie County. AND: The following described real estate situated in the County of Laramie, State of Wyoming: All of Lots 7 and 8, Block 334 in the City of Cheyenne, together with improvements thereon, as said lots and block are laid down and described on the official plat of said City, on file in the office of the County Clerk and Register of Deeds of Laramie County.

8.	CHEYENNE HILLTOP SUBSTATION
The following described real estate situated in the County of Laramie, State of Wyoming: That plot of ground between Lots 25 to 34 inclusive in Block 77 and Lots 15 to 24 inclusive in Block 78, known and shown as Talbot Avenue, as said lot, blocks, and avenue are set out and described upon that certain plat on file in the office of the County Clerk and Ex-officio Register of Deeds, Laramie County, State of Wyoming, described as plat of Interior Heights Addition to the City of Cheyenne and bearing the following endorsement: “18960 Territory of Wyoming, County of Laramie, SS. This instrument was filed for record on the 3rd day of March, A.D. 1890 at 10:25 o’clock A.M. and is duly recorded in Book 1 of Plats on pages 46 and 47.” AND: The following described real estate situated in the County of Laramie, State of Wyoming: That certain piece or parcel of land in the northeast quarter (NE ¼) of Section 7, Township 13 North, Range 66 West, 6th P.M., and described as Lots 15 to 24 both inclusive, in Block 78, and Lots 15 to 34, both inclusive, in Block 77 of what is known as Interior Heights Addition to the City of Cheyenne, County of Laramie, State of Wyoming, as all of above said lots and blocks are set out and described upon that certain plat on file in the office of the County Clerk and Ex-officio Register of Deeds, Laramie County, State of Wyoming, described as plat of Interior Heights Addition to the City of Cheyenne and bearing the following endorsement: “18960 Territory of Wyoming, County of Laramie, SS. This instrument was filed for record on the 3rd day of March, A.D. 1890 at 10:25 o’clock A.M. and is duly recorded in Book 1 of Plats on pages 46 and 47.”

9.	SUN VALLEY GAS REGULATOR STATION

The following described real estate, situate in Laramie County, State of Wyoming: All of that piece or parcel of land situated in Laramie County, State of Wyoming, being part of Lot One (1) in Block One (1), Sun Valley Addition, Filing No. 1, as said Lot and Block are laid down and described upon the map or plat of said Sun Valley Addition - Filing No. 1, a part of the Southwest one quarter (SW ¼) of Section Thirty-four (34), Township Fourteen (14) North, Range Sixty-six (66) West, Sixth (6th) Principal Meridian, and more particularly described as follows: BEGINNING at a point on the West line of said Lot One (1), Block One (1), which point is a distance of five (5) feet north of the south line of said Lot Number One (1)’ THENCE North fifteen feet (15) along the west line of said Lot One (1); THENCE East parallel to the south line of said Lot One (1), a distance of twenty (20) feet; THENCE South parallel to the West line of said Lot One (1), a distance of fifteen (15) feet, to a point of five (5) feet north of the south line of said Lot One (1); THENCE West and parallel to the south line of said Lot One (1), a distance of twenty (20) feet to the POINT OF BEGINNING.

10.	CHEYENNE SERVICE CENTER
The following described real estate, situate in Laramie County, State of Wyoming: All that portion of Lots 1, 2, 6, 7, and 8, Block 157, City of Cheyenne, Laramie County, Wyoming, lying East of the West line of the E ½ SE¼ of Section 36, Township 14 North, Range 67 West, 6th P.M., more particularly described as follows: All that portion of Lots 1 and 2, Block 157, City of Cheyenne, Laramie County, Wyoming, containing 0.171 acres, more or less, and being more particularly described as follows: BEGINNING at the Northeasterly corner of said Lot 1; THENCE South 26° 33’ East, along the Easterly boundary of said Lot 1, a distance of 132 feet to the Southeasterly corner of said Lot 1; THENCE South 63° 27’ West, along the Southerly boundary of said Lots 1 and 2, a distance of 89.25 feet to the point of intersection with the East boundary of Government Lot 5, Section 36, Township 14 North, Range 67 West, 6th P.M., Laramie County, Wyoming; THENCE North 0 ° 05’ West, along the East boundary of said Government Lot 5, a distance of 147.48 feet to the point of intersection with the Northerly boundary of said Lot 1; THENCE North 63° 27’ East, along the Northerly boundary of said Lot 1, a distance of 23.5 feet to the POINT OF BEGINNING.
All that portion of Lots 6, 7, and 8, Block 157, City of Cheyenne, Laramie County, Wyoming, containing 0.394 acres, more or less, and being more particularly described as follows: BEGINNING at the southeasterly corner of said Lot 8; THENCE South 63° 27’ West, along the Southerly boundary of said Lots 6, 7, and 8, a distance of 163 feet to the point of intersection with the East boundary of Government Lot 5, Section 36, Township 14 North, Range 67 West, 6th P.M., Laramie County, Wyoming; THENCE North 0 ° 05’ West, along the East boundary of said Government Lot 5, a distance of 147.48 feet to the point of intersection with the Northerly boundary of said Lots 7 and 8; THENCE North 63° 27’ East, along the Northerly boundary of said Lots 7 and 8, a distance of 97.3 feet to the Northeasterly corner of said Lot 8; THENCE South 26° 33’ East, along the Easterly boundary of said Lot 8, a distance of 132 feet to the POINT OF BEGINNING. Deed dated August 16, 1961, The Colorado and Southern Railway Company, Grantor, and Cheyenne Light, Fuel and Power Company, Grantee, recorded August 29, 1961 in Book 715, Page 58 of the official records of Laramie County, Wyoming. The following described parcel of land situated, lying, and being in the City of Cheyenne, County of Laramie, State of Wyoming, which are or have been public streets and alleys according to the official survey and plat of the City of Cheyenne, and conveys and specially warrants, as hereinafter set forth, all of said parcel of land except those parts which are or have been public streets and alleys according to the official survey and plat of the City of Cheyenne: A tract of land part of which lies in Block 215, and all of which is in the East Half of the Southeast Quarter (E½ SE¼) of Section Thirty-six (36), Township Fourteen (14) North, Range Sixty-seven (67) West of the 6th P.M., City of Cheyenne, Laramie County, Wyoming, more particularly described as follows: BEGINNING at a point on the easterly line of McComb Avenue extended northerly, said point being 1262.5 feet South and 52.6 feet South 26° 42’ East of the Northwest corner of the Northeast quarter of the Southeast quarter (NE¼ SE¼) of said Section Thirty-six (36); THENCE South 26° 42’ East, a distance of 595.6 feet to a point thirty-five (35) feet northwesterly, measured at right angles, from the centerline of the Railway Company’s main railroad track; THENCE North 39° 49’ East, parallel to said main railroad track, a distance of 445.7 feet to a point of curve THENCE on a curve to the left, parallel to said railroad track, having a radius of 645.01 feet, a distance of 526.94 feet to a point, (the chord of said curve bears North 16° 23’ 30” East, a distance of 512.85 feet); THENCE North 87° 35’ 25” West, a distance of 88.73 feet to a point; THENCE South 63° 18’ West, 681.61 feet to the POINT OF BEGINNING. Containing 7.00 acres, more or less. Subject to an easement, right-of-way, and license in favor of the City of Cheyenne to keep, maintain, and use a thirty-six (36) inch concrete storm sewer as now located on, over, and across said parcel of land, and subject to whatever rights, easements, and interests, if any, which the City of Cheyenne and the public, or either of them, may have, by use or otherwise. AND: All of the following described premises located in the City of Cheyenne, Laramie County, Wyoming: All that portion of the alley in Block 157, City of Cheyenne, Laramie County, Wyoming, described as follows: BEGINNING at the northeasterly corner of Lot 8 in said Block; THENCE North 26° 33’ West, a distance of 16 feet; THENCE South 63° 27’ West, a distance of 89.25 feet; THENCE South 00° 05’ East, a distance of 17.9 feet; THENCE North 63° 27’ East, a distance of 97.3 feet to the POINT OF BEGINNING. All that portion of vacated McComb Avenue between the west line of the East one half of the Southeast quarter (E SE) of Section Thirty-six (36), Township Fourteen (14) North, Range Sixty-seven (67) West, 6th P.M., and a line thirty-five (35) feet northwesterly and parallel to the centerline of the Railway Company’s main railroad track more particularly described as follows: BEGINNING at the intersection of said West line of the East one-half of the Southeast quarter (E ½ SE¼) of Section Thirty-six (36) and the northeasterly line of McComb Avenue, extended northwesterly; THENCE South 26° 46’ East, a distance of 648.2 feet; THENCE South39° 49’ West, a distance of 87.2 feet; THENCE North 26° 42’ West, a distance of 523.9 feet; THENCE North along said west line of the East one-half of the Southeast quarter (E ½ SE¼) of Section Thirty-six (36), a distance of 178 feet to the POINT OF BEGINNING. AND: All that portion of 23rd Street in the SE¼ SE¼ of Section 36, Township 14 North, Range 67 West, 6th P.M. lying between the West boundary of McComb Avenue and the West boundary of the SE ¼ SE¼ of said Section 36, more particularly described as follows: BEGINNING at the Southeasterly corner of Lot 8, Block 157, City of Cheyenne, Laramie County, Wyoming, and extending South 63° 27’ West along the North-westerly line of 23rd Street, a distance of 163.0 feet; THENCE South 00° 05’ East, a distance of 89.36 feet; THENCE North 63° 27’ East along the Southeasterly line of 23rd Street, a distance of 202.83 feet; THENCE North 26° 33’ West, a distance of 80 feet to the POINT OF BEGINNING. The above areas were vacated from public use by Resolution No. 1429, dated April 25, 1961 of the City Council, City of Cheyenne. AND: The following described tract of land situate, lying, and being in the City of Cheyenne, County of Laramie, and State of Wyoming: All that portion of vacated McComb Avenue between the west line of the East half of the Southeast quarter (E½ SE¼), Section Thirty-six (36), Township Fourteen (14) North, Range 67 West, 6th P.M., and a line 35 feet northwesterly and parallel to the centerline of the Railway Company’s main railroad track, more particularly described as follows: BEGINNING at the intersection of said west line of the East half of the Southeast quarter (E½ SE¼), Section Thirty-six (36) and the northeasterly line of McComb Avenue, extended northwesterly; THENCE South 26° 42’ East, a distance of 648.2 feet; THENCE South 39° 49’ West, a distance of 87.2 feet; THENCE North 26° 42’ West, a distance of 523.9 feet; THENCE North along said west line of the East half of the Southeast quarter (E½ SE¼) of said Section 36, a distance of 178 feet to the POINT OF BEGINNING. The above area has previously been vacated from public use by Resolution No. 1429 dated the 25th of April, 1961 by the Council of the City of Cheyenne. AND: The following described tract of land situate, lying, and being in the City of Cheyenne, County of Laramie, State of Wyoming: A tract of land in Block No. 216 in the City of Cheyenne, and in the South half of the Southeast quarter (S½ SE¼), Section Thirty-six (36), Township Fourteen (14) North, Range Sixty-seven (67) West, 6th P.M., more particularly described as follows: BEGINNING at the most northerly corner of said Block No. 216, said point being 1,440.5 feet south and 415.5 feet South 26° 42’ East of the northwest corner of the Northeast quarter of the Southeast quarter (NE¼ SE¼) of said Section Thirty-six (36); THENCE South 63° 18’ West, along the southeasterly line of vacated 23rd Street, a distance of 226.03 feet to the northeasterly right-of-way line of the State Highway; THENCE South 50° 11’ East, along the said northeasterly line of the State Highway, a distance of 153.55 feet to a point 70.9 feet northwesterly from the center line of the main railroad track, measured along the last course extended southeasterly; THENCE North 52° 10’ East, a distance of 168.01 feet to the southwesterly line of vacated McComb Avenue; THENCE North 26° 42’ West, a distance of 108.39 feet to the POINT OF BEGINNING. Containing 24,850 square feet, more or less. AND: The following described real estate, situated in the County of Laramie, State of Wyoming: All that portion of that certain tract of land as described as Parcel 2 in Book 1281, Page 1518 of the Laramie County records and located in Lot 6 (NE¼ SE¼) of Section 36, Township 14 North, Range 67 West, 6th P.M., described as follows: COMMENCING at the South quarter corner of said Section 36, from which the southeast corner thereof bears South 89° 58’ 20” East, a distance of 2,639.18 feet, and the southwest corner thereof bears North 89° 58’ 42” West, a distance of 2,622.76 feet (each section corner being monumented by a stone); THENCE North 44° 02’ 21” East, a distance of 2,011.00 feet to the point on the southeasterly boundary of said tract of land, the TRUE POINT OF BEGINNING; THENCE North 37° 03’ 00” East, a distance of 0.26 feet to the point of beginning of a circular curve concave southerly, the radius of which is 532.96 feet; THENCE northeasterly along said curve through a central angle of 50° 04’ 49” a distance of 465.84 feet to a point on the northeasterly boundary of said tract of land; THENCE South 26’ 29’ 03” East along said northeasterly boundary, a distance of 11.41 feet to the southeast corner of said tract of land; THENCE South 63° 31’ 31” East along the southeasterly boundary of said tract of land, a distance of 451.24 feet, more or less, to the POINT OF BEGINNING. The above-described parcel of land contains 17,815 square feet, more or less. LESS AND EXCEPT THE FOLLOWING TWO TRACTS: The following described premises, for road and street purposes: A parcel of land in the East half of the Southeast quarter (E½ SE¼) of Section 36, Township 14 North, Range 67 West, 6th P.M., City of Cheyenne, Laramie County, Wyoming, more particularly described as follows: BEGINNING at a point on the Easterly line of McComb Avenue extended Northerly, said point being 1262.5 feet South and 6.7 feet South 26° 42’ East of the Northwest corner of the Northeast quarter of the Southeast quarter (NE¼ SE¼) of said Section 36; THENCE South 00° 05’ East, a distance of 617.43 feet; THENCE North 63° 27’ East, a distance of 107.11 feet; THENCE North 1° 48’ West, a distance of 496.84 feet; THENCE along a curve to the right having a radius of 95.62 feet, a distance of 108.90 feet to a point; THENCE South 63° 18’ West, a distance of 126.76 feet; THENCE North 26° 42’ West, a distance of 45.90 feet to the POINT OF BEGINNING. In the event the said parcel shall ever cease to be used for public street purposes, title shall immediately re-vest in the Grantor. The following described real estate, situated in the County of Laramie, State of Wyoming: All that portion of Lot 6 of Section 36, Township 14 North, Range 67 West, 6th P.M., described as follows: COMMENCING at the south quarter corner of said Section 36, from which the southeast corner thereof bears South 89° 58’ 20” East, a distance of 2,639.18 feet, and the Southwest corner thereof bears North 89° 58’ 42” West, a distance of 2,622.76 feet (each section corner being monumented by a stone); THENCE North 49° 21’ 24” East, a distance of 2,538.49 feet to a point on the southeasterly boundary of existing 24th Street, the TRUE POINT OF BEGINNING; THENCE along said southeasterly boundary, North 63° 32’ 26” East, a distance of 25.91 feet; THENCE continuing along said southeasterly boundary, South 87° 11’ 13” East, a distance of 88.75 feet to a point on the westerly operating right-of-way of the Burlington Northern Railroad; THENCE along said westerly operating right-of-way, South 06° 56’ 15” East, a distance of 12.62 feet; THENCE North 87° 18’ 00” West, a distance of 113.64 feet, more or less, to the POINT OF BEGINNING. The above-described parcel of land contains 1,270 square feet, more or less. Excepting and reserving from the above-described lands and unto the Grantors, all oil, gas, minerals and mineral estate of every kin and nature that can be removed from the ground without jeopardy to the maintenance or safety of public use or travel upon the surface estate and without using the surface of the lands hereby granted.

11.	CHEYENNE OFFICE
The following described real estate situate in Laramie County, State of Wyoming: All of Lot Seven (7), Block Three hundred twenty-seven (327) in the City of Cheyenne, as said lot and block are laid down and described on the official plat of said City, on file in the office of the Laramie County Clerk.

12.	SOUTH CHEYENNE GAS REGULATOR STATION

Those certain parcels of land situated in the County of Laramie, State of Wyoming, and described as follows: That portion of the Northeast quarter (NE¼) of Section 13, Township 13 North, Range 67 West, 6th P.M., in Laramie County, Wyoming, bounded as follows: BEGINNING at a point at the Northeast corner of said Section 13; THENCE West along the North line of said Section 13, a distance of 125 feet; THENCE South at right angles to the said North line of Section 13, a distance of 350 feet; THENCE East and parallel to said North line of Section 13, a distance of 125 feet; THENCE North and at right angles to said North line of Section 13, a distance of 350 feet to the POINT OF BEGINNING.

13.	BEVERLY HILLS GAS REGULATOR STATION
A part of Tract “A”, Block 6, Beverly Hills Subdivision, Filing No. 1, being a part of Section 31, Township 13 North, Range 66 West, 6th P.M., Laramie County, Wyoming, described as follows: BEGINNING at the Southwest corner of said Tract “A”; THENCE Easterly along the Southerly line of said Tract “A”, distance of 50.0 feet; THENCE on an angle to the left of 90° and parallel to the West line of said Tract “A”, a distance of 50.0 feet; THENCE on an angle to the left of 90° and parallel to the South line of said Tract “A”, a distance of 50.0 feet to a point on the West line of said Tract “A”; THENCE Southerly along the West line of said Tract “A”, a distance of 50.0 feet to the TRUE POINT OF BEGINNING, said parcel of land being 50.0 feet wide and 50.0 feet long.

14.	INDIAN HILLS GAS REGULATOR STATION
That certain tract of land situated in the County of Laramie, State of Wyoming, and described as follows: A portion of Block 6, Indian Hills, Third Filing, Laramie County, Wyoming, being more particularly described as follows: BEGINNING at the southwest corner of said Block 6; THENCE northerly along the west boundary of said Block 6, a distance of 20 feet; THENCE easterly parallel to the south boundary of said Block 6, a distance of 20 feet; THENCE southerly, parallel to the west boundary of said Block 6, a distance of 20 feet to a point on the south boundary of said Block 6; THENCE westerly along the south boundary of said Block 6, a distance of 20 feet to the POINT OF BEGINNING.

15.	WESTERN HILLS GAS REGULATOR STATION
The following described property in Laramie County, State of Wyoming: A portion of Lot 11, Block 28, Western Hills, 4th Filing, City of Cheyenne, Laramie County, Wyoming, containing 406 square feet, more or less, and being more particularly described as follows: BEGINNING at the most southerly corner of said Lot 11, which point is the beginning of a curve to the left, northerly, and the beginning of a curve to the right, westerly; THENCE along the easterly boundary of said Lot 11, on a curve to the left whose radius is 11,309.19 feet and along a chord which bears North 7° 20.72’ East, a distance of 20.60 feet to a point on the curve; THENCE North 82° 33’ West, at right angles to the tangent of said curve, a distance of 20 feet to a point; THENCE South 7° 27’ West, a distance of 20 feet to a point on the southwesterly boundary of said Lot 11, which point is on a curve; THENCE along the southwesterly boundary of said Lot 11, on a curve to the left whose radius is 338.51 feet and along a chord which bears South 80° 51.19’ East, a distance of 20.05 feet to the POINT OF BEGINNING.

16.	PINE BLUFFS GAS REGULATOR STATION
That certain parcel of land situated in the County of Laramie, State of Wyoming, and described as follows: Lot 1, Block 7 in Simkins-Black Subdivision, Second Filing, Town of Pine Bluffs, Laramie County, Wyoming.

17.	CORLETT SUBSTATION – ADDITIONAL LAND
The following described real estate situated in the County of Laramie, State of Wyoming; A portion of the SE¼ NW ¼ Section 17, Township 13 North, Range 67 West, 6th P.M., Laramie County, Wyoming, containing 0.217 acres, more or less, and begin more particularly described as follows: BEGINNING at a point on the northerly R/W line of U.S. Highway No. 30, as said Highway is now laid down and marked by R/W monuments, which point of beginning bears South 8° 58.7’ West, a distance of 2417.50 feet from the North quarter corner of Section 17; THENCE South 78° 57’ West, along the tangent line of the northerly R/W line of said Highway, a distance of 92.56 feet to a point of curve marked by a Highway R/W monument; THENCE South 78 ° 57’ West, along said tangent line extended, a distance of 7.44 feet to a point marked by a’/4” iron pipe; THENCE North 8 ° 10’ East, a distance of 100 feet to a point marked by a 1/4” iron pipe; THENCE North 78 ° 57’ East, parallel to said Highway R/W line, a distance of 100 feet to a point marked by a’/4” iron pipe; THENCE South 8 ° 10’ West, a distance of 100 feet to the POINT OF BEGINNING. AND: The following described real estate situated in the County of Laramie, State of Wyoming: BEGINNING at the Southeast corner of that certain parcel of land described in Book 824 at Page 575 in the Laramie County Real Estate Records, whence the North quarter corner of said Section 17 bears North 8° 58.7’ East, a distance of 2417.50 feet; THENCE along the South boundary line of said parcel South 78’ 57’West, a distance of 100 feet to the Southwest corner of said parcel and the True POINT OF BEGINNING; THENCE North 8° 10’ East, a distance of 100 feet to the Northwest corner of the aforesaid parcel; THENCE continuing North 80 10’ East, a distance of 120.20 feet to a point; THENCE South 78° 57’ West, a distance of 280.46 feet to a point; THENCE South 11° 03’ East, a distance of 210.01 feet to a point on the northerly right-of-way line of U.S. Highway No. 30; THENCE along said northerly right-of-way line and along a curve to the right an arc distance of 208.95 feet, said curve having a radius of 11,459.16 feet and a chord which bears North 78 ° 22’35” East, a distance of 208 feet, more or less to the True POINT OF BEGINNING. Contains 1.171 acres.

18.	SKYLINE SUBSTATION
The following described real estate situated in the County of Laramie, State of Wyoming: That portion of the NW ¼ NW ¼ NE ¼ of Section 17, lying Southeast of the Public Road as now constructed along and across said NW¼ NW¼ NE¼ of Section17, Township 14 North, Range 66 West, 6th P.M., Laramie County, Wyoming.

19.	DREW GAS REGULATOR STATION
The following described real estate situated in the County of Laramie, State of Wyoming: The South 20 feet of the East 10 feet of Lot 1, Block 1, Drew Subdivision, Second Filing, a subdivision of all of Tract 91, Allison Tracts, 3rd Filing, in Laramie County, Wyoming.

20.	HAPPY JACK SWITCHING STATION
The following described real estate situated in the County of Laramie, State of Wyoming: A parcel of land located in the NW, NEVI of Section 5, Township 13 North, Range 67 West, 6th P.M., Laramie County, Wyoming and being more particularly described as follows: BEGINNING at a point whence the East quarter corner of said Section 5 bears South 48° 17’ 25” East, a distance 2350.21 feet; THENCE North 79° 46’ West, a distance of 118 feet to a point; THENCE North 10° 14’ East, a distance of 211 feet to a point; THENCE South 79° 46’ East, a distance of 118 feet to a point; THENCE South 10° 14’ West, a distance of 211 feet more or less, to the POINT OF BEGINNING. Contains 0.572 acres.

21.	HAPPY JACK SWITCHING STATION – ADDITIONAL LAND
The following described real estate situated in the County of Laramie, State of Wyoming: A parcel of land located in the NW¼ NE¼ of Section 5, Township 13 North, Range 67 West, 6th P.M., Laramie County, Wyoming, and being more particularly described as follows: BEGINNING at a point whence the East quarter corner of said Section 5 bears South 48° 17’ 25” East, a distance of 2,350.21 feet, said point being the southeast corner of that certain parcel of land described in Book 1118 at page 402 of the Laramie County Real Estate Records; THENCE North 10° 14’ East along the East boundary line of said parcel, a distance of 211 feet to the northeast corner of said parcel; THENCE South 79* 46’ West, a distance of 162 feet to a point; THENCE South 10° 14’ West, a distance of 260 feet to a point; THENCE North 79° 46’ West, a distance of 280 feet to a point; THENCE North 10° 14’ East, a distance of 49 feet to the southwest corner of said parcel; THENCE South 79 ° 46’ East along said parcel, a distance of 118 feet more or less, to the POINT OF BEGINNING.

22.	PARKWAY SUBSTATION SITE (FORMERLY KNOWN AS CHEYENNE INDUSTRIAL PARK)
A tract of land located in the SW ¼ of Section 29, Township 14 North, Range 65 West, 6th P.M., Laramie County, Wyoming, being more particularly described as follows: COMMENCING at the Southwest corner of Section 29, Township 14 North, Range 65 West, 6th P.M., marked by a stone with a cross chiseled on top; THENCE North 00° 29’ 26” East along the western boundary of said section, a distance of 617.13 feet to the TRUE POINT OF BEGINNING; THENCE North 00° 29’ 26” East along the western boundary of said section, a distance of 617.13 feet to a point on a curve on the southern boundary of the Union

Pacific Railroad right-of-way; THENCE Easterly along the curve of the southern right-of-way of the Union Pacific Railroad, said curve being to the right with a radius of 1709.86 feet, a central angle of 04° 17’ 35”, a distance of 128.09 feet to a point of tangency; THENCE South 74° 21’ 15” East along said southern right-of-way, a distance of 772.12 feet; THENCE South 00° 29’ 26” West, a distance of 381.09 feet; THENCE North 89° 52’ 36” West, a distance of 868.93 feet, more or less, to the TRUE POINT OF BEGINNING.

23.	SILO TOWN BORDER STATION
The following described real estate situated in the County of Laramie, State of Wyoming: A portion of the East Half of the Northeast Quarter of the Northeast Quarter (E½ NE ¼ NE¼), Section 17, Township 14 North, Range 65 West, 6th P.M., Laramie County, Wyoming, more particularly described as follows: BEGINNING at the Northeast corner of said Section 17; THENCE South 00’ 28’ 14” West along the east line of said Section 17, a distance of 140.00 feet; THENCE North 89° 22’ 40” West, a distance of 140.00 feet; THENCE North 00° 28’ 14” East, a distance of 140.00 feet to the north line of said Section 17; THENCE South 89 ° 22’ 40” East, along said north line, a distance of 140.00 feet to the POINT OF BEGINNING.

24.	CORLETT – SKYLINE 115KV TRANSMISSION LINE (KEPLER TRACT)
The following described real property situated in the County of Laramie, State of Wyoming: A tract of land situated in the Southwest Quarter of Section 8, Township 14 North, Range 66 West, 6th P.M., Laramie County, Wyoming, and more particularly described as follows: COMMENCING at the South Quarter Corner of said Section 8; THENCE North 00° 28’ 09” East along the easterly line of said Southwest Quarter, a distance of 50.00 feet to the POINT OF BEGINNING; THENCE North 890 48’ 15” West along the northerly line of a parcel of land described in Book 1219, Page 1536, records of Laramie County, Wyoming, a distance of 2627.00 feet, whence the Southwest. Corner of Section 8 bears South 00° 24’ 26” West, a distance of 50.00 feet; THENCE North 00° 24’ 26” East along the westerly line of said Southwest Quarter, a distance of 30.00 feet; THENCE South 89 ° 48’ 15” East, a distance of 2627.04 feet; THENCE South 00° 28’ 09” West along the easterly line of said Southwest Quarter, a distance of 30.00 feet to the POINT OF BEGINNING.

25.	CROW CREEK SUBSTATION SITE
The following described real property situated in the County of Laramie, State of Wyoming: A parcel of land located in Section 3, Township 13 North, Range 66 West, 6th P.M., Laramie County, Wyoming, being more particularly described as follows: COMMENCING at Southwest Corner of said Section 3, whence the South quarter Corner of said Section 3 bears South 89° 11’ 02” East, a distance of 2642.55 feet; THENCE North 64° 26’ 39” East, a distance of 1308.24 feet to the POINT OF BEGINNING; THENCE North 12° 58’ 46” East, a distance of 173.27 feet; THENCE South 77° 01’ 14” East, a distance of 280.00 feet; THENCE South 12° 58’ 46” West, a distance of 308.74 feet; THENCE North 89° 58’ 47”

West along the northerly line of the electric transmission line easement as recorded in Book 924, Page 561, Laramie County, a distance of 287.32 feet; THENCE North 12 ° 58’46” East, a distance of 199.90 feet to the POINT OF BEGINNING. Containing 95,468 square feet (2.192 Acres), more or less.

26.	CAMPSTOOL GAS REGULATOR STATION
The following described real property situated in the County of Laramie, State of Wyoming: A tract of land situated in a portion of Government Lot 3, Section 4, Township 13 North, Range 66 West, 6th P.M., Laramie County, Wyoming, said property also lies within that parcel of property described at Book 1468, Page 1306, of the Laramie County Records, and is more particularly described as follows: BEGINNING at a point monumented by a 1” yellow plastic capped rebar inscribed DMH-PELS 558 that bears South 66° 15’24” E. (City of Cheyenne Datum), a distance of 1820.67 feet from the Northwest corner of said Section 4, said point also bears South 33° 37’ 15” East, a distance of 73.78 feet from the Northeast corner of that parcel of land described at Book 1295, Page 1286 of the Laramie County Records, and as corrected at Book 1309, Page 384 of the Laramie County Records, as shown on the attached Exhibit “A” THENCE North 89° 40’ 21” East, a distance of 100.00 feet to a point monumented by a 1” yellow plastic capped rebar inscribed DMH-PELS 558; THENCE South 0° 20’ 01” East, a distance of 100.00 feet to a point monumented by a 1” yellow plastic capped rebar inscribed DMH-PELS 558; THENCE South 89 ° 40’ 21” West, a distance of 100.00 feet to a point monumented by a 1” yellow plastic capped rebar inscribed DMH-PELS 558; THENCE North 0° 20’01” West, a distance of 100.00 feet to the POINT OF BEGINNING. Said parcel contains 10,000 square feet of 0.2296 acres, more or less.

27	CAMPSTOOL/NATRONA - LUMMIS RANCH GAS REGULATOR STATION
The following described real property situated in the County of Laramie, State of Wyoming: A tract of land situated in the Northeast Quarter of the Northeast Quarter (NE¼ NE¼) of Section 4 and in the Northwest Quarter of the Northwest Quarter (NW¼ NW¼) of Section 3, Township 13 North, Range 66 West, 6th P.M., Laramie County, Wyoming, more particularly described as follows: BEGINNING at a point on the south right of way line of Campstool Road and the east line of said Section 4 from which the Northeast corner of said Section bears North 00° 34’ 09” West, a distance of 965.19 feet; THENCE North 86° 01’ 56” West, along said south right of way line , a distance of 47.75 feet; THENCE South 12° 43’ 51” West, a distance of 50.59 feet; THENCE South 86° 01’ 56” East, a distance of 91.87 feet; THENCE North 01° 12’ 08” W., a distance of 50.22 feet to the south right of way line of said Campstool Road; THENCE N. 86° 01’ 56” West, along said south right-of-way line, a distance of 31.69 feet to the POINT OF BEGINNING. The following described real estate situated in the County of Laramie, State of Wyoming: That part of Lot Number Four (4) in Block Number Three hundred eleven (311), as said Lot and Block are laid down and described upon the official plat of the City of Cheyenne, Wyoming, now on file and of record in the office of the County Clerk and ex-officio Register of Deeds of Laramie County, bounded and described as follows: BEGINNING at a point on the Southerly line or boundary of said Lot Four (4), distant Thirteen (13) feet westerly from the Southeasterly corner of said Lot Four (4); THENCE westerly along said southerly line or boundary of said Lot Four (4), a distance of Fifteen (15) feet; THENCE northerly and at right angles to said southerly line of said Lot Four (4), a distance of Fifteen (15) feet; THENCE easterly and parallel to said southerly line of said Lot Four (4), a distance of Fifteen (15) feet; THENCE southerly and at right angles to said southerly line of said Lot Four (4), a distance of Fifteen (15) feet to the POINT OF BEGINNING. AND: The following described real estate, situated in the County of Laramie, State of Wyoming: That part of Lot Number 4, Block Number Three hundred Eleven (311) as said Lot and Block are laid down and described on the official plat of the City of Cheyenne now on file and of record in the Office of the County Clerk and Ex-officio Register of Deeds of Laramie County, State of Wyoming, described as follows: BEGINNING at a point on the southerly line or boundary of said Lot 4, Block 311, distant 28 feet west of the southeast corner of said Lot 4; THENCE west along the said southerly line or boundary of said Lot 4, a distance of 7 feet; THENCE northerly and parallel to the easterly line or boundary of said Lot 4, a distance of 15 feet; THENCE easterly and parallel to the southerly line or boundary of said Lot 4, a distance of 7 feet; THENCE southerly and parallel to the easterly line of said Lot 4, a distance of 15 feet to the POINT OF BEGINNING. Subject to covenants and a right of reversion.

28.	LEADS (MICROSOFT) SUBSTATION

Lot 1, Block 1, North Range Business Park, Fifth Filing, according to the official plat filed for record in Laramie County, Wyoming.

Lot 2, Block 6; Lot 1, Block 7; Lot 1, Block 8; Lot 3, Block 9; Lot 5, Block 9; Lot 2, Block 10; Lot 5, Block 10; and Lot 2, Block 11, North Range Business Park, Third Filing according to the official plat filed for record in Laramie County, Wyoming.

29.	SOUTH CHEYENNE SUBSTATION

A tract of land situated in a portion of the Northwest Quarter (NW1/4) of Section 5 and in a portion of the Northeast Quarter (NE1/4) of Section 6, Township 12 North, Range 66 West of the 6th P.M., Laramie County, Wyoming, more particularly described as follows:

Beginning at the northwest corner of said Section 5; thence S.89°53’06”E., along the north line of said Section 5, a distance of 1178.60 feet; thence S.00°04’50”W., a distance of 1100.00 feet; thence N.89°53’06”W., a distance of 1310.00 feet to the east line of that 90 foot transmission line and access easement to US DOE WAPA recorded Book 2090 Page 982; thence N.01°11’35”W., along said east line, a distance of 155.49 feet; thence N.00°17’25”E., along said east line, a distance of 944.55 feet to the north line of said Section 6; thence S.89°53’06”E., along said north line, a distance of 131.40 feet to the point of beginning. Containing 33.12 acres more or less.

30.	PORTION OF SOUTH CHEYENNE SUBSTATION ACCESS ROAD

A tract of land situated in a portion of the Southwest Quarter (SW1/4) of Section 32, Township 13 North, Range 66 West of the 6th P.M., Laramie County, Wyoming, more particularly described as follows:

Beginning at the west quarter corner of said Section 32; thence S.89°50’11”E., along the north line of said SW1/4, a distance of 50.00 feet; thence S.22°07’55”W., a distance of 134.79 feet to the west line of said Section 32; thence N.00°21’26” E., along said west line, a distance of 125.00 feet to the point of beginning. Containing 3,125 square feet more or less.

31.	SWAN RANCH SUBSTATION

Lot 1, Block 1, Swan Ranch Rail Park Fifth Filing, Laramie County, Wyoming.

32.	NORTH RANGE SUBSTATION

A tract of land situated in a portion of the Northeast Quarter (NE1/4) of Section 5, Township 13 North, Range 67 West of the 6th P.M., Laramie County, Wyoming, more particularly described as follows:

Beginning at a point on the east line of said Section 5 from which the east quarter corner of said Section 5 bears S.00°04’24”W., a distance of 1379.90 feet, said point being on the south line of that easement recorded in Book 640, Page 440, Laramie County Clerk’s office; thence S.00°04’24”W., along said Section line, a distance of 609.56 feet; thence N.79°46’00”W., a distance of 700.00 feet; thence N.00°04’24”E., a distance of 304.78 feet; thence N.79°46’00”W., a distance of 1331.49 feet; thence N.10°17’12”E., a distance of 21.25 feet to the southwest corner of that parcel recorded in Book 2044, Page 1128, Laramie County Clerk’s Office; thence S.79°43’44”E., along said south line, a distance of 479.99 feet; thence N.10°15’33”E., along the east line of said parcel, a distance of 279.06 feet to the south line of said easement; thence S.79°46’00”E., along said south line, a distance of 1497.59 feet to the point of beginning.

33.	CHEYENNE PRAIRIE GENERATING STATION

GDC Subdivision, Block 1, Lot 1, Laramie County, Wyoming
CAMPBELL COUNTY WYOMING REAL PROPERTY:
34.    WYGEN II PLANT
That certain 90 MW Coal Fired Power Generation Plant (the “Plant”); all equipment of any nature associated with the operation of the Plant, including without limitation, transformers,

transmission lines, buss bars, coal storage facilities, ash treatment and disposal facilities, and substations, to the extent located on the real property described below (the “Property”), and whether or not such property constitutes fixtures or is permanently affixed to the Property; all contracts, contract rights and permits of the Company related to, and/or required for, the operation of the Plant; including without limitation any water rights required to operate the Plant, as well as all interest of the Company under a certain ground lease agreement regarding the Property effective September 14, 2005 between the Company, as lessee and Wyodak Resources Development Corporation, as lessor.

A tract of land being located in the Southwest ¼ of Section 22 and the Northwest ¼ of Section 27, Township 50 North, Range 71 West, of the 6th Principal Meridian, Campbell County, Wyoming, being more particularly described as follows:
Beginning at a 5/8 inch rebar with aluminum cap stamped PLS 8404 which monuments the Southeast corner of said parcel from which the Southeast corner of Section 22 bears North 87° 51’ 21” East, 3147.53 feet, said corner being monumented with a 3½ inch brass cap;
Thence North 89° 39’ 31” West, 310.73 feet to a point being monumented with a two inch aluminum cap stamped PLS 8404, set on a two foot long 5/8 inch rebar;
Thence North 58° 07’ 17” West, 173.56 feet to a point being monumented with a two inch aluminum cap, stamped PLS 8404, set on a two foot long 5/8 inch rebar;
Thence North 01° 38’ 29” East, 1108.17 feet to a point on the southerly ROW line of Interstate 90, said point being monumented with a two inch aluminum cap, stamped PLS 8404, set on a two foot long 5/8 inch rebar;
Thence South 79° 59’ 51” East, 431.08 feet along the southerly R-O-W of Interstate 90 to a point, said point being monumented with a two inch aluminum cap, stamped PLS 8404, set on a two foot long 5/8 inch rebar;
Thence South 00° 05’ 38” East, 1126.36 feet to the point of beginning, said point being monumented with a two inch aluminum cap, stamped PLS 8404, set on a two foot long 5/8 inch rebar;
Basis of bearing for the above described tract of land being South 79° 59’ 51” East, for the south R-O-W line of Interstate 90 between Wyoming Highway Department R-O-W Monuments STA-355+09.17 to STA 372+00, said tract of land containing 11.669 acres, more or less.

APPENDIX A
ASSIGNMENT CERTIFICATE
In connection with the undersigned’s assignment and transfer to the assignee identified below of that certain 4.53% Series 2014 First Mortgage Bond due October 20, 2044 issued by the Company to the undersigned dated ________________:

Assignee’s social security or tax I.D. number: ___________________________
Assignee’s name: _____________________________
Assignee’s address and zip code: ___________________________
___________________________
___________________________
the undersigned hereby certifies that such 4.53% Series 2014 First Mortgage Bond due October 20, 2044 is being transferred as specified below:
CHECK ONE
(1) ☐    to the Company or a subsidiary thereof;
(2) ☐    pursuant to an effective registration statement under the Securities Act of 1933; or
(3) ☐    pursuant to an exemption from the registration requirements of the Securities Act of 1933.
Unless one of items (1) through (3) above is checked, the Trustee or Registrar will refuse to register the above-referenced 4.53% Series 2014 First Mortgage Bond due October 20, 2044 in the name of any person other than the registered holder thereof; provided, however, that if item (3) is checked, the Company may reasonably require, prior to the registration of any such transfer of the 4.53% Series 2014 First Mortgage Bond due October 20, 2044, additional information to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
If none of the foregoing items are checked, the Trustee or Registrar shall not be obligated to register the 4.53% Series 2014 First Mortgage Bond due October 20, 2044 in the name of any person other than the holder thereof unless and until the conditions to any such transfer of registration set forth therein and in the Second Supplemental Indenture shall have been satisfied.

Signed: ___________________________________
Name of Holder:____________________________
Name of Signatory:__________________________
Title of Signatory:___________________________
Dated:___________________